UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): January 25, 2023

LANNETT COMPANY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Commission File No. 001-31298

State of Delaware	23-0787699
(State of Incorporation)	(I.R.S. Employer I.D. No.)

1150 Northbrook Drive, Suite 155

Trevose, PA 19053

(215) 333-9000

(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Stockholders (“the Annual Meeting”) of Lannett Company, Inc. (the “Company”) held on January 25, 2023, five proposals were voted on by the Company’s stockholders. The proposals are described in detail in the Company’s definitive proxy statement filed on November 29, 2022 in connection with the Annual Meeting. A brief description of the proposals and the final results of the votes for these matters are as follows:

1.	The stockholders elected all five director nominees to serve as members of the Company’s board of directors until the Company’s next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified.

The number of votes cast for or withheld, for each nominee, are as follows:

	Votes For	Votes Withheld
Patrick G. LePore	19,392,351	2,044,628

John C. Chapman	18,922,463	2,514,516

Timothy C. Crew	19,576,890	1,860,089

David Drabik	18,412,414	3,024,565

Dr. Melissa Rewolinski	18,913,565	2,523,414

2.	The stockholders ratified the appointment of Grant Thornton, LLP as independent auditors. The number of votes cast for, against, or abstained are as follows:

Votes For: 29,495,367

Votes Against: 1,428,270

Abstain: 154,013

3.	The stockholders approved, on a non-binding advisory basis, the Fiscal 2022 compensation of the Company’s named executive officers. The number of votes cast for, against, or abstained are as follows:

Votes For: 18,238,047

Votes Against: 3,076,007

Abstain: 122,925

4.	The stockholders approved a proposed amendment to our Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) of our issued and outstanding shares of common stock, par value $0.001 per share at a ratio of between 1-for-3 and 1-for-5, inclusive, which ratio will be selected at the sole discretion of the Board of Directors at any whole number in the above range, and, if and when the reverse stock split is effected, a corresponding reduction in the number of authorized shares of our Common Stock by the selected Reverse Stock Split ratio. The number of votes cast for, against, or abstained are as follows:

Votes For: 25,045,129

Votes Against: 5,886,287

Abstain: 146,234

5.	The stockholders approved one or more adjournments of the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the Reverse Stock Split proposal at the time of the Annual Meeting or in the absence of a quorum. However, an adjournment of the Annual Meeting was not necessary because a quorum was achieved and the Reverse Stock Split was approved by stockholder vote. The number of votes cast for, against, or abstained are as follows:

Votes For: 17,964,067

Votes Against: 3,372,802

Abstain: 100,110

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LANNETT COMPANY, INC

By:	/s/ Samuel H. Israel
Chief Legal Officer and General Counsel
Date: January 26, 2023